Exhibit 32
NEWSTAR FINANCIAL, INC.
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the annual report on Form 10-K/A of NewStar Financial, Inc. (the “Company”) for the year ended December 31, 2014, as filed with the Securities and Exchange Commission on the date hereof, (the “Report”), each of the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

NEWSTAR FINANCIAL, INC.

Date: March 26, 2015	/S/ TIMOTHY J. CONWAY
Timothy J. Conway
Chairman, Chief Executive Officer and President

Date: March 26, 2015	/S/ JOHN K. BRAY
John K. Bray
Chief Financial Officer